Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2025
Trade and other receivables and other current assets
Trade and other receivables and other current assets

21. Trade and other receivables and other current assets

	December 31,
	2025	2024

	(Euro, in thousands)
Trade receivables	€9,568	€32,471
Current contingent consideration receivable	6,955	4,742
Prepayments	103	103
Other receivables	4,080	10,160
Trade and other receivables	20,706	47,476
Accrued income	1,392	835
Deferred charges	5,610	30,214
Other current assets	7,002	31,049
Total trade and other receivables & other current assets	€27,708	€78,525

The decrease in deferred charges in 2025 mainly related to the release in R&D expenses of the remaining balance of the capitalized $15.0 million in R&D funding paid to Adaptimmune in 2024, as a consequence of the announced wind-down of our cell therapy activities.

We refer to note 5 for more information on the current contingent consideration receivable.

On December 31, 2024, we had a provision for expected credit losses of €9.6 million, for two disputed invoices. This provision was reversed in 2025 after reaching an agreement with the client. We did not account for a provision for expected credit losses relating to all our other trade and other receivables since we don’t have a history of credit losses and we are not aware of any forward-looking information that could materially influence the credit risk.

We refer to note 35 “Financial Risk Management” for more information on the financial risk management.